EXHIBIT 10.1


      FIRST AMENDMENT TO EMPLOYMENT AGREEMENT AND MUTUAL RELEASE OF CLAIMS


     THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT AND MUTUAL RELEASE OF CLAIMS (hereinafter the "Agreement") is entered into by and among Interland, Inc. ("the Company"), and William Pemble ("Employee") and amends the Employment Agreement (defined below).

                                   BACKGROUND

     Employee and the Company are parties to an Employment Agreement, dated December 23, 2005 ("Employment Agreement"). Employee and Company desire to amend the Employment Agreement, providing for a termination date for Employee's employment and a cash payment by the Company to satisfy all of its obligations pursuant to Section 5 of the Employment Agreement in exchange for a mutual general release of claims.

     NOW, THEREFORE, in consideration of this recital, the mutual agreements contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties to this Agreement hereby agree, promise and covenant as to each of the following:

     1. Term of Employment. Section 2.2 of the Employment Agreement is amended to reflect the fact that the Employee's term of employment shall end on February 7, 2006 ("Termination Date").

     2. Warranties of the Parties.

     (a) Each of the parties represents and warrants that she/he or it is legally viable and competent to enter into this Agreement, is relying on independent judgment and the advice of legal counsel and has not been influenced, pressured or coerced to any extent whatsoever in making this Agreement by any representations or statements made by the Company and/or any person or persons representing the Company, and that the individuals executing this Agreement on her/his or its behalf are authorized to do so.

     (b) Employee represents and warrants that she/he or it has not sold, assigned, transferred, conveyed or otherwise disposed of all or any part of the claims released hereunder, whether known or unknown, nor has she/he, nor anyone acting on her/his behalf, filed or initiated any charge or claim against the Company in any administrative or judicial proceeding.

     (c)  Employee  further warrants and represents that she/he has not made any
          false  statements  or   misrepresentations  in  connection  with  this
          Agreement.

     3. Specific Consideration Provided to Employee.

     (a) In exchange for the release provided hereunder and other good and valuable consideration, upon the expiration of the revocation period provided for herein, Employee shall receive a single lump-sum severance payment of ninety-two thousand five hundred dollars ($92,500.00) (the "Severance Payment"), less all legally required deductions and withholdings, which shall be paid in accordance with the Company's standard payroll practices and policies. As further consideration for such release, Company undertakes to execute and deliver to Web Internet, LLC that certain First Amendment to

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          Transition Services Agreement of even date herewith.  The Company will reimburse Employee for all of Employee's reasonable and necessary Company-related expenses incurred through the Termination Date in accordance with the Employment Agreement.

     (b) The severance obligations set forth in this Section are the total payment and satisfaction of all claims, liabilities and obligations under this Agreement and the Employment Agreement. Accordingly, Employee understands and warrants that no further amount is or shall be due or claimed to be due from the Company and/or from any other person or entity released in Section 4 below with respect to any claim or claims released in Section 4 below, including, but not limited to, any and all claims for attorneys' fees and the costs of litigation that she/he may have under any federal, state or local law, common law or in equity.

     (c) Employee agrees to be responsible for, and to pay in a timely manner, all federal, state and local taxes that may be due on all payments hereunder, and she/he further agrees to indemnify and hold harmless the Company from any and all costs and expenses that it may incur in the future if any federal, state, or local government agency or any other person or entity asserts that any withholding, taxes, or other amounts should have been paid by the Company in connection with this payment, and such indemnification shall include, but not be limited to, any taxes, interest, penalties, and reasonable attorneys' fees incurred by the Company in connection therewith.

     (d) The Company agrees to waive the restrictions on transfer applicable to Employee's 153,466 shares of the Company's common stock issuable to Employee pursuant to that certain Restricted Stock Agreement dated December 22, 2005 (the "Restricted Shares") to the extent required to permit Employee to sell the Restricted Shares to the purchasers contemplated in that certain Sale Agreement dated on or about the date hereof (the "Sale Agreement"). The Company further agrees, to the extent that a certificate for the Shares has not already been delivered to Employee, to issue certificates for the Shares in the amounts and to the purchasers specified in the Sale Agreement upon the Company's receipt of a written letter of direction from Employee.

     4. Full Release of all Claims by Employee. In consideration of the concessions provided for in this Agreement and other good and valuable consideration, the receipt, adequacy, and sufficiency of which is hereby acknowledged, Employee and her/his heirs, executors, administrators, agents, assigns, receivers, attorneys, servants, legal representatives, predecessors and successors in interest, regardless of form, trustees in bankruptcy or otherwise, wards, and any other representative or entity acting on her/his or their behalf, pursuant to, or by virtue of the rights of any of them, do hereby now and forever unconditionally release, discharge, acquit and hold harmless the Company and any parent, subsidiary or related companies, and any and all of their employees, agents, administrators, assigns, receivers, attorneys, servants,


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legal  representatives,  affiliates,  insurers,  predecessors  and successors in interest, regardless of form, trustees in bankruptcy or otherwise,and any other representative or entity acting on its or their behalf, from any and all claims,
rights,  demands,  actions,  suits,  damages,  losses,  expenses,   liabilities,
indebtedness, and causes of action, of whatever kind or nature that existed from the beginning of time through the Termination Date (collectively, "Claims"), regardless of whether known or unknown, and regardless of whether asserted by Employee to date, including, but not limited to, all claims for or relating to assault, battery, negligence, negligent hiring, negligent retention, negligent
supervision,   negligent  training,   negligent  or  intentional  infliction  of
emotional distress, false imprisonment, defamation (whether libel or slander), personal injury, bodily injury, bad faith, pain and suffering, medical expenses, wage and hour, lost income and earnings (including, but not limited to, back pay, front pay and any other form of present or future income, benefits and/or earnings), equitable reinstatement, breach of any express or implied contract, breach of the covenant of good faith and fair dealing, workers' compensation, wrongful termination, wrongful demotion, wrongful failure to promote, wrongful
deprivation  of  a  career  opportunity,   discrimination  (including  disparate
treatment and disparate impact), hostile work environment, quid pro quo sexual harassment, retaliation, any request to submit to a drug or polygraph test, and/or whistleblowing, whether said claim(s) are brought pursuant to Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, 42 U.S.C. ss. 1981, the Employee Retirement Income Security Act, the Equal Pay Act, the
Pregnancy   Discrimination   Act,  the  Fair  Labor   Standards   Act,  the  Age
Discrimination in Employment Act, the Americans with Disabilities Act, the Family and Medical Leave Act or any other constitutional, federal, regulatory, state or local law, or under the common law or in equity. Employee further understands and warrants that this Agreement shall operate as a fully binding and complete resolution of all claims as to the parties to this Agreement and all parties represented by or claiming through such parties, and that she/he shall not be able to seek any monies for any claim, whether known or unknown, against any of the persons or entities released hereunder other than as provided in Section 2.

     5. Full Release of all Claims by the Company. In consideration of the concessions provided for in this Agreement and other good and valuable consideration, the receipt, adequacy, and sufficiency of which is hereby acknowledged, the Company and any parent, subsidiary or related companies, and any and all of their employees, agents, administrators, assigns, receivers, attorneys, servants, legal representatives, affiliates, insurers, predecessors and successors in interest, regardless of form, trustees in bankruptcy or otherwise, and any other representative or entity acting on its or their behalf, do hereby now and forever unconditionally release, discharge, acquit and hold harmless Employee and her/his heirs, executors, administrators, agents, assigns, receivers, attorneys, servants, legal representatives, predecessors and successors in interest, regardless of form, trustees in bankruptcy or otherwise, wards, and any other representative or entity acting on her/his or their behalf, pursuant to, or by virtue of the rights of any of them, from any and all Claims, regardless of whether known or unknown, and regardless of whether asserted by the Company to date, arising out of or in any way connected with Employee's employment or any other relationship with or interest in the Company. The Company further understands and warrants that this Agreement shall operate as a


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fully  binding and complete  resolution  of all claims as to the parties to this
Agreement and all parties represented by or claiming through such parties, and that it shall not be able to seek any monies for any claim, whether known or unknown, against any of the persons or entities released hereunder

     6.  Covenant  Not-to-Sue.  Employee and the Company each covenant and agree
not  to  file  or  initiate  a  lawsuit   against  the  Company  and   Employee,
respectively, in regard to any claims, demands, causes of action, suits, damages, losses and expenses, arising from acts or omissions of the Company or Executive made by or before the Termination Date, and neither Employee nor the Company will ask any other person or entity to initiate such a lawsuit on her/his/its behalf. If Employee breaches this covenant and agreement, Employee must immediately repay and refund to the Company all payments she/he received pursuant to Section 3. If Employee or the Company breaches this covenant and agreement, Employee or the Company, as the case may be, shall also indemnify and hold harmless the Company and Employee, any related companies, and any of their officers, owners, directors, employees and agents from any and all costs incurred by any and all of them, including their reasonable attorneys' fees, in defending against any such lawsuit.

     7.  Exclusion  from  Release  and  Covenants  Not to Sue.  The  Company and
Employee acknowledge and agree that nothing in this Agreement (including, without limitation the releases and covenants contained in Sections 5, 6 and 7 of this Agreement) shall in any way affect the rights of the parties arising out of or relating to that certain Asset Purchase Agreement dated November 29, 2005 by and among the Company, Executive and Web Internet LLC, a California limited liability company.

     8. Return of Company Property. Employee further promises, represents and warrants that she/he will return to the Company, on or before the Termination
Date: (a) all property of the Company, including, but not limited to, any and all files, records, credit cards, keys, identification cards/badges, computer access codes, computer programs, instruction manuals, equipment (including computers) and business plans; (b) any other property which Employee prepared or helped to prepare in connection with Employee's employment with the Company; and
(c) all documents, including logs or diaries, all tangible materials, including audio and video tapes, all intangible materials (including computer files), and any and all copies or duplicates of any such tangible or intangible materials, including any duplicates, copies, or transcriptions made of audio or video tapes, whether in handwriting or typewritten, that are in the possession, custody or control of Employee or her/his attorneys, agents, family members, or other representatives, which are alleged to support in any way any of the claims Employee has released under this Agreement, including but not limited to, all audio and videotapes involving any officer, director, shareholder, executive, manager, employee, agent, representative or attorney of the Company.

     9. No Voluntary Assistance. Employee and the Company hereby covenant and agree that she/he/it will not voluntarily assist, support, or cooperate with, directly or indirectly, any entity or person alleging or pursuing any claim, administrative charge, or cause of action against the Company or Employee, including without limitation by providing testimony or other information, audio or video recordings, or documents, except under compulsion of law. If compelled to testify, nothing contained herein shall in any way inhibit or interfere with


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Employee or the  Company  providing  completely  truthful  testimony.  Nor shall anything herein prevent Employee's or the Company's full cooperation with any investigation or other proceeding by the EEOC or any other federal, state or local governmental agency.

     10. Attorneys' Fees and Costs. The parties to this Agreement, individually and collectively, shall be responsible for their own attorneys' fees and costs, and for extinguishing any attorneys' liens filed by their counsel of record. Employee understands and agrees that the payments contemplated in Section 3 include and encompass any and all claims with respect to attorneys' fees, costs, and expenses for and by any and all attorneys who have represented her/him, with whom she/he has consulted or who have done anything in connection with the subject matter of this Agreement or any of the claims being released hereunder.

     11. No Admission of Liability. The parties agree and acknowledge that this Agreement is a full and complete compromise of the matters released herein between the parties hereto; that neither the releases nor the negotiations for this Agreement and the settlement embodied herein, including all statements or communications made to date, shall be considered admissions by them.

     12. Enforcement of this Agreement.

     (a) In the event of a default or breach of this Agreement, each party is free to pursue whatever legal or equitable remedies that may be available to her/him or it to seek judicial enforcement of this Agreement, whether by injunction, specific performance, an action for damages or otherwise.

     (b) Notwithstanding Section 8 above, the parties expressly acknowledge that any and all attorneys' fees and expenses incurred in any proceeding brought to enforce this Agreement as a result of a breach thereof shall constitute part of the damages recoverable for any such breach. Therefore, the prevailing party in any action to enforce this Agreement, in addition to any other relief granted, shall be entitled to recoverits reasonable costs, including, without limitation, attorneys' fees, expenses and costs.

     13. OWBPA Rights.

     (a) Employee is advised to seek legal counsel regarding the terms of this Agreement. Employee acknowledges that he/she has either sought legal counsel or has consciously decided not to seek legal counsel, contrary to the Company's advice, regarding the terms and effect of this Agreement.

     (b) Employee acknowledges that this Agreement releases only those claims that exist as of the date of Employee's execution of this Agreement.

     (c) Employee acknowledges that he/she may take a period of 45 (forty-five) days from the date of receipt of this Agreement within which to consider and sign this Agreement.

     (d) Employee acknowledges that he/she will have seven (7) days from the date of signing this Agreement to revoke the Agreement in writing in its entirety ("Revocation Period"). Employee acknowledges that the


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          Agreement  will  not  become   effective  or  enforceable   until  the
          Revocation Period has expired. In the event the Employee chooses to revoke this Agreement, within the Revocation Period, he or she will:

          1. Revoke the entire Agreement in a signed writing, delivered to the following person on or before the seventh (7th) day after he/she executed the Agreement:

                                Chris Nowlin
                                Interland Human Resources
                                303 Peachtree Center Ave., Suite 500
                                Atlanta, GA  30303

          2. Forfeit all severance and payment rights of the Company that are contemplated by this Agreement; and

          3. Return the full amount of consideration received, if any, to the Company along with the signed writing.

     (e) Employee expressly acknowledges that the payments and the other consideration that he/she is receiving under this Agreement constitute material consideration for his/her execution of this Agreement.

     14. Cooperation of the Parties. The parties to this Agreement agree to cooperate fully and to execute any and all supplementary documents and to take all additional actions that may be necessary or appropriate to give full force and effect to the basic terms and intent of this Agreement and the settlement embodied herein. Employee further agrees to fully cooperate with the Company in any and all investigations, inquiries or litigation whether in any judicial, administrative, or public, quasi-public or private forum, in which the Company is involved, whether or not Employee is a defendant in such investigations, inquiries, proceedings or litigation. Employee shall provide truthful and accurate testimony, background information, and other support and cooperation as the Company may reasonably request.



                      [Signatures appear on following page]




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     IN WITNESS WHEREOF, the undersigned have executed this Agreement.



                                      EMPLOYEE:


                                      /s/ William Pemble
                                      ------------------------------------------
                                      William Pemble

                                      Date:  2-7-06
                                            ------------------------------------



                                      INTERLAND, INC.

                                      /s/ Jeffrey M. Stibel
                                      ------------------------------------------
                                      By:  Jeffrey M. Stibel

                                      Its: President and CEO

                                      Date:  2-7-06
                                            ------------------------------------







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